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                            HARRIS INSIGHT FUNDS(TM)


                          HARRIS INSIGHT BALANCED FUND
                         HARRIS INSIGHT CORE EQUITY FUND
                           HARRIS INSIGHT EQUITY FUND
                            HARRIS INSIGHT INDEX FUND
                    HARRIS INSIGHT SMALL-CAP OPPORTUNITY FUND
                       HARRIS INSIGHT SMALL-CAP VALUE FUND
                            HARRIS INSIGHT BOND FUND
                HARRIS INSIGHT INTERMEDIATE GOVERNMENT BOND FUND
                HARRIS INSIGHT INTERMEDIATE TAX-EXEMPT BOND FUND
                   HARRIS INSIGHT SHORT/INTERMEDIATE BOND FUND
                       HARRIS INSIGHT TAX-EXEMPT BOND FUND
                        HARRIS INSIGHT MONEY MARKET FUND

                         A SHARES, B SHARES AND N SHARES

                        Supplement dated October 4, 2004
                       to the Prospectus dated May 1, 2004

This Supplement replaces the Supplement dated May 27, 2004 to the A, B and N Shares Prospectus dated May 1, 2004.

Effective May 28, 2004, the B Shares class of the Harris Insight Funds was closed to new investment, including additional purchases by current shareholders. B Shares may be redeemed or exchanged for B Shares of another Fund prior to the close of business on December 3, 2004. All B Shares outstanding at that time (except for B Shares of the Harris Insight Index Fund and Harris Insight Money Market Fund) will be exchanged for A Shares of the same Fund. Outstanding B Shares of the Harris Insight Index Fund and Harris Insight Money Market Fund at the close of business on December 3, 2004 will be exchanged for N Shares of the same Fund. No load, sales charge, transaction fee, redemption fee, or CDSC will be charged in connection with the exchanges.

                                                                        HIF-1282